Exhibit 99.2

Page 1 Conference Call July 8, 2008 Inovio/VGX Merger Discussion Dr. Avtar Dhillon, President & CEO, Inovio Biomedical Dr. Joseph Kim , President & CEO, VGX Pharmaceuticals

Page 2 Safe Harbor During the course of this conference call, statements may be made that outline the intentions, hopes, beliefs, expectations of the management of Inovio and/or VGX, or predictions of the future, which are all considered to be “forward-looking” statements. Forward-looking statements are based on management’s current expectations and estimates based on available information at this time and involve risks and uncertainties that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. Additional information concerning the numerous factors that could cause such differences in actual results or outcomes for Inovio (including with regard to its technologies, financial condition, operations, personnel and strategic transactions) are contained in Inovio’s SEC filings, which are available for review on the SEC’s website (www.sec.gov) or from the Company’s website (www.inovio.com) free of charge. Investors are encouraged to carefully review Inovio’s SEC filings for an understanding of the risks Inovio faces and the factors which influence its results, and to review Inovio’s future SEC filings related to the transaction to be discussed today, when filed, for an understanding of the risks the parties face with respect to the merger and the factors which will influence its consummation and results. These slides are part of a presentation made by Inovio Biomedical Corporation and VGX Pharmaceuticals, Inc. on July 8, 2008 and should only be reviewed in conjunction with the transcript of that presentation, as filed with the SEC on July 9, 2008, to allow the reader to obtain all public information about the merger agreement and proposed merger of the parties discussed herein as of the date hereof and to evaluate the information presented here in the fuller context of that presentation.

Page 3 Overview • All-stock transaction • Deal expected to be closed in Q4 2008 • Parties aim to accelerate DNA vaccine development by combining and integrating their operations Parties believe merger creates a strategic fit to develop DNA vaccines +

Page 4 Four Anticipated Factors For Post-Merger Success Inovio and VGX anticipate the proposed transaction, if completed, would provide the combined company with: • An expanded team of DNA vaccine scientists • A perceived strong DNA vaccine pipeline, e.g HIV, HCV, HPV, influenza • A proven, proprietary delivery platform • Established license agreements & collaborations

Page 5 Inovio Accomplishments (as of 6/30/08) • Generated compelling pre-clinical data • Attracted Merck, Wyeth and others as collaborators • Interim human data: proof of principle for electroporation DNA delivery • Safety and tolerability • Higher immune responses • Higher clinical responses • Validation of patents • Confidence to expand, advance development efforts

Page 6 Inovio’s Long Term Pre-Merger Growth Path • Potential path to maximize shareholder value: add proprietary DNA vaccine pipeline • Build or buy product pipeline? • Potentially two years to get DNA vaccines to phase I • Anticipated considerable cost to expand development infrastructure and agents • Believe benefit to aggressively adding to asset base

Page 7 Perceived Benefits of Combination with VGX • Internationally recognized DNA vaccine experts • DNA vaccine pipeline targeting large markets with unmet needs • Other technology and financial assets • Expected increased partnership opportunities • Potential to accelerate growth by combining resources

Page 8 Merger Transaction • All-stock transaction • Anticipated shares to be issued to VGX stockholders (based on exchange ratio to be calculated at closing): approx. 46M – Subject to adjustment based on changes in components of exchange ratio pre-closing • Conversion of $5.5M of VGX convertible debt at closing • Conversion price: $1.05

Page 9 Anticipated Post-Merger Profile If the Merger closes, post-closing: • Expect Company would be renamed VGX Pharmaceuticals • Projected Shares outstanding: approx. 90 million, subject to adjustment based on actual exchange ratio applicable • Projected fully diluted Shares: 116 million, subject to adjustment based on actual exchange ratio applicable • Available funding anticipated to fund operations through 2009 • Based on historical financial statements and performance of both Inovio and VGX as evaluated by both companies’ management

Page 10 Anticipated Strong Combined Asset Base If the merger closes, the parties expect that the combined company would have: • Leading scientific expertise in DNA vaccines • Diversified clinical and pre-clinical pipeline of DNA vaccines targeting cancers and infectious diseases • Other therapeutics • Broad patent portfolio: vaccines & electroporation delivery • Approximately 30% ownership of VGX International

Page 11 The People . . . Dr. Joseph Kim • Expected to serve as combined company’s President & CEO • 70 peer-reviewed publications • MIT Technology Review journal: 2002 Top 100 Innovators • PhD University of Pennsylvania • MBA Wharton School

Page 12 People . . . Dr. David Weiner • Expected to serve as combined company’s Chairman, Scientific Advisory Board • Recognized as a DNA vaccine pioneer • Professor, University of Pennsylvania • 300 peer-reviewed publications • Advisor to J&J, GSK, Wyeth among others

Page 13 People . . . • Experienced chief scientific officer and chief medical officer • Both companies possess leading electroporation and DNA vaccine expertise • Merger agreement anticipates integration of scientific and management teams of the two companies • Combined company’s board to consist of six directors, three named by Inovio and three by VGX

Page 14 Location of Facilities • Expected key operations: • Blue Bell, PA • VGX headquarters • DNA vaccine R&D • San Diego, CA • Drug delivery R&D • Engineering • Additional research locations: • The Woodlands, TX • Oslo, Norway

Page 15 VGX Rationale for Merger • VGX is on a strong growth path • Recognizes the potential of electroporation to enable DNA vaccines • Aims to further strengthen exposure to electroporation technology • Avenue to achieve public listing to facilitate future funding

Page 16 Expected Post-Merger DNA Vaccine Pipeline • Strong pipeline of DNA vaccine candidates targeting large markets with received unmet needs • Hepatitis C virus: phase I/II, compelling interim human data • HIV: phase I and pre-IND • Human papilloma virus: IND • Influenza: IND and R&D • Emerging R&D pipeline for cancers and infectious diseases

Page 17 Electroporation DNA Delivery • Proprietary DNA delivery platform; emerging alternative to the use of virus-based delivery methods • Proof-of-principle established through interim data from multiple clinical studies • Safe and well tolerated • Significantly heightened gene expression • Higher antibody and T-cell responses • Initial evidence of increased clinical responses in humans • Cost efficient; amenable to future cost reductions for devices & agents • Established product line of multiple devices for different tissue types and electoporation conditions

Page 18 Partnerships & Collaborations • Parties anticipate focus of combined company will be advancing vaccines through phase II before partnering • Existing partnerships and collaborations: • Substantial capital and time applied to Inovio technology • Produced multiple sets of validating interim data • Includes: • Merck • Wyeth • HIV Vaccine Trial Network • International AIDS Vaccine Initiative, • National Cancer Institute • Vical • Moffitt Cancer Center • University of Southampton-UK • Tripep • Parties anticipate continuing support and collaboration with these partners

Page 19 Other Therapeutic Programs Post-Merger In addition to the DNA vaccine and electroporation programs, the parties anticipate that post-merger, if completed, the combined company would have: • Gene therapy, GHRH, cachexia, IND • Small molecule: rheumatoid arthritis, phase I/II • Animal health division, 88% owned; product approved for use in food animals

Page 20 Strategic Assets, Expert Team Post-closing, if the merger is completed: • Parties intend to be opportunistic with all of these assets to maximize value • Synergistic technology platforms may together provide strategic strength in vaccine market • Anticipate integration of complementary scientific and management would create strong team to leverage this technology

Page 21 Four Anticipated Factors For Post-Merger Success Inovio and VGX anticipate the proposed transaction, if completed, would provide the combined company with: • An expanded team of DNA vaccine scientists • A perceived strong DNA vaccine pipeline, e.g HIV, HCV, HPV, influenza • A proven, proprietary delivery platform • Established license agreements & collaborations

Page 22 Vision of Anticipated Combined Company • Accelerate DNA vaccine development • Reach meaningful milestones • Maximize benefits to patients, partners, and shareholders

Page 23 Review All Related Regulatory Filings VGX and Inovio urge their investors and the public to read the relevant registration, proxy solicitation and consent solicitation related documents to be filed with the SEC before making any investment and/or voting decision related to the merger because they contain important information about the companies, the merger, the Inovio securities to be issued and the expectations for the combined company. The registration statement/proxy statement to be filed on Form S-4 and other merger-related documents will be available, when filed, without charge, from the SEC’s web site (www.sec.gov) or can be obtained, free of charge, by requesting such documents, including any items incorporated by reference, from Inovio Biomedical Corporation.

Page 24 Perceived Complementary Capabilities and Skills Integrated technology platform (VGX vaccines + Inovio EP), for broad and rapid development Strong pipeline, with increased pool of near- and long- term development milestones Greater ability to mitigate overall development risk Broader patent portfolio to enable better licensing deals Reduction of competitive threat and potential litigation Greater market appeal–– shareholder value and capital access Integrate “Best of the Best “ •Superior EP technology with strong IP portfolio •David Weiner cofounder •Strong validation of EP technology •Broad range of partnerships for EP delivery •Good Phase I clinical results •Proprietary product pipeline •Seasoned mgmt team •Good academic partnerships •Vertically integrated development process •cGMP DNA mfg facility Management of both companies believe that the combined company would have the following strengths: +

Page 25 investor.relations@inovio.com